Exhibit 99.1
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2 Safe Harbor Certain matters set forth herein constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 which involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions including changes resulting from a prolonged economic downturn, adverse capital and credit market conditions and volatility within those markets, competition in the geographic and business areas in which we conduct operations, natural disasters, pandemic flu or other pandemic illness, ability to successfully integrate acquisitions, fluctuations in interest rates, ability of borrowers to perform under the terms of their loans, credit quality, and government regulations. For additional information concerning these factors and other factors which may cause actual results to differ from the results discussed in our forward-looking statements, see the periodic filings the Company makes with the Securities and Exchange Commission, and in particular "Item 1A. Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2008. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") NASDAQ ("CVBF") NASDAQ ("CVBF") NASDAQ ("CVBF") 3

4 CVB Current Snapshot Operating Highlights Largest financial institution headquartered in the Inland Empire region of Southern California Serves 39 cities with 41 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Consistent profitability, with ROAA and PTPP ROAA of .99% and 1.76%, respectively, for the quarter ended 6/30/2009 Strong credit culture and underwriting integrity remain paramount at CVB NPA's / Loans & OREO: 1.52% LLR / NPL's: 145.8% Texas Ratio: 10.8% Financial Highlights 6/30/09 Total Assets: $6.4 Billion Net Loans: $3.5 Billion Total Deposits: $4.0 Billion Tang. Common Equity: $436.6 Million TARP Preferred: $130 Million Source: Q2 2009 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity)

5 Position of Franchise As of June 30th, 2008, with deposits of $3.2 billion, CVB ranked 25th in California and 17th in its operating footprint by deposit market share As of June 30th, 2009, CVB held $4.0 billion in deposits, representing an increase of 22.9% from the year earlier period Source: FDIC market share data as of 6/30/08 Note: Combined counties include San Bernardino, Los Angeles, Orange, Riverside, Tulare, Fresno, Kern, Madera, and San Joaquin. Combined Counties Deposit Market Share

Edward J. Biebrich Jr. Executive Vice President 27 Years 11 Years Chief Financial Officer Todd E. Hollander Executive Vice President 18 Years 1 Year Sales Division Christopher D. Myers President 24 Years 3 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 30 Years 22 Years Chief Risk Officer Chris A. Walters Executive Vice President 22 Years 2 Years CitizensTrust Banking CVB Name Position Experience Service 6 James F. Dowd Executive Vice President 32 Years 1 Year Chief Credit Officer Experienced Leadership Interests of senior management and board of directors aligned with those of shareholders Significant equity ownership among executive management and board of directors Total Board: 20.2%, Borba family: 16.3%, Ronald Kruse: 2.2% Knowledgeable team with significant banking experience in the Southern California markets Elsa I. Zavala Executive Vice President 29 Years 16 Years Chief Information Officer

7 Issuer CVB Financial Corp. (NASDAQ:CVBF) Type of Security Follow - on Common Equity Transaction Size $115 Million # of Shares Issued 19.7 Million Offering Price $5.85 Over-Allotment Option 15% ("Greenshoe") Use of Proceeds Redemption of TARP* Expected Pricing Date Tuesday July 21, 2009 Co-Bookrunner Keefe, Bruyette & Woods, Inc. Co-Bookrunner Sandler O'Neill + Partners, L.P Offering Terms *Ability to redeem TARP is subject to regulatory approval

8 Why Did We Raise Capital? Strengthens CVB's tangible common equity position Gives CVB flexibility to redeem its TARP and eliminate 50% of associated warrants Eliminates strategic restriction and negative stigma of government ownership Positions CVB to be opportunistic Support organic growth Attract talented employees from dislocation in the market Acquisitions

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10 Financial Institution 2008 ROAE 1 Bank of Hawaii 24.54% 2 Bank of Ozarks 15.96% 3 Northern Trust Corp. 15.57% 4 First Financial Bankshares 15.27% 5 S&T Bancorp 14.77% 6 Westamerica Bancorp 14.77% 7 State Street Corp. 14.60% 8 TrustCo Bank Corp. NY 14.28% 9 NBT Bancorp 14.16% 10 CVB Financial Corp. 13.75% 13 U.S. Bancorp 13.05% 61 City National Corp. 6.08% 66 Wells Fargo 4.97% 80 JPMorgan Chase 4.05% 93 Bank of America 2.43% Source: ABA Banking Journal April 2009 "145 Banks"

ABA Banking Journal (2009) 10th Ranked Bank in the Nation BauerFinancial Report (2009) '5' Star Rating U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies Investment Directory #318 out of 19,000 U.S. public companies The Findley Report 19 Consecutive Years - Super Premier Performing Bank Fitch Ratings BBB+ (January 2009) 11

12 Net Interest Income Plus Non- Interest Income (Before Loan Loss Allowance) Net Income After Taxes (000's)

13 (000's)

14 Deposit Franchise Total Deposits: $4.0 Billion As of 6/30/2009 Source: Q2 2009 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does not include customer repos The average cost of deposits stands at .67%. This low cost of deposits has helped the Bank expand its net interest margin to 3.76%, up from 3.70% and 3.40% for the periods ended 3/31/ 2009 and 12/31/2008, respectively Strong relationship based deposit franchise, 74% of deposits are considered "core" Savings and demand deposits are showing a positive trend line, up 17% and 6% respectively, from year end 2008 to June 30th, 2009 Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $426.1 Million as of 6/30/09. Average cost 1.11% Demand 35.7% MMDA, & Other Savings 23.2% CDs < 100K 4.8% CDs> 100K 26.0% NOW , ATS, and other transaction accounts 10.3%

15 Deposit Composition Source: Q2 2009 earnings release & other company filings, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion CVB has historically enjoyed significantly lower deposit costs than its peers Core deposits have been steady throughout this difficult credit cycle, showing customers' confidence in CVB and its ability to thrive in the future Cost of Deposits (%) Core Deposits ($000's)

16 Loan Portfolio Composition Geographic diversification, a focus on relationship banking, and a strong credit culture have allowed CVB to mitigate loan losses through this economic downturn CVB has a strong CRE banking team, lending to projects involving apartment buildings, commercial office space and industrial centers Profitable niche in dairy finance lending, currently 11% of total loans 100% of SFR portfolio is owner occupied Total Loans by Region Total Loans by Type Source: Q2 2009 earnings release & company reports Commercial & Industrial 10.3% Construction RE 8.4% Dairy & Livestock 11.2% Auto & Equipment 1.0% Municipal Lease Finance Receivables 4.6% Consumer 1.9% SFR Mortgage 8.4% Commercial RE 54.2% Orange County 14.3% Other Areas 13.1% Los Angeles 32.8% Inland Empire 22% Central Valley 17.8%

17 CRE & Construction Lending CRE Portfolio by Region Construction Portfolio by Region As of 6/30/2009 CRE loans totaled $1.96 billion, while construction stood at $303.6 million, or 8.4% of total loans. Construction loans totaled $351.5 million at 12/31/08 Of the CRE loans on the balance sheet, 37.8% are owner-occupied $84 million of the construction portfolio is related to residential construction, while the remaining $220 million is allocated to commercial construction CVB's land development exposure is limited, which has helped the Bank avoid losses in that struggling asset class. Approximately 25% of the construction portfolio is related to commercial / residential land development Source: Q2 2009 earnings release & company reports Orange County 10.3% Other Areas 8.1% Los Angeles 35.3% Inland Empire 31.9% Central Valley 14.4% Orange County 9.4% San Diego 3.2% Other Areas 16% Los Angeles 22.9% Inland Empire 32.9% Central Valley 15.6%

18 As of 6/30/2009 real estate loans totaled $2.3 billion, with the largest allocation going to industrial real estate at $653 million, or 28.8% of RE loans The weighted average owner occupied level for the RE portfolio is approximately 46% CVB's single family portfolio is 100% owner occupied Single family mortgage pools were purchased to diversify the Bank's portfolio as it makes few single family loans, target metrics - FICO's in the 700-800 range with LTV's in the 60% -80% range. No sub-prime lending Source: Q2 2009 earnings release & company reports Real Estate Loan Exposure Single Family Direct 2.8% Single Family Mortgage Pools 10.7% Multifamily 4.8% Industrial 28.8% Office 17.7% Retail 9.4% Medical 5.7% Secured by Farmland 6.8% Other 13.3%

19 Source: Q2 2009 earnings release and other company filings, Peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 3/31/09 Non Performing Loans As of 6/30/2009 non performing assets totaled $55.3 million, of which $51.3 million and $4.0 million were from non performing loans and OREO, respectively On a peer comparison basis, CVB's credit metrics are superior NPA's / Loans & OREO: 1.5% vs. 3.6% for peers LLR / NPL's: 145.8% vs. 62.7% for peers NCO's / Avg. Loans: 1.2% vs. 1.8% for peers CVB's proactive approach to recognizing problem credits early allows it to build a strategy and work-out plan for delinquent borrowers, allowing for maximum recoveries Consumer 0.2% C&I 1.7% CRE 13.7% SFR Mortgage 9.0% RE Construction Commercial 41.5% RE Construction & Land - Residential 33.9%

20 Superior Credit Quality CVB's strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Reserves to loans currently stands at 2.07%, up from 1.44% and 1.06% for the periods ended 12/31/2008 and 6/30/2008 Source: Q2 2009 earnings release, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 3/31/09 NPA's / Loans & OREO Texas Ratio

21 Earnings Power On a "PTPP" earnings basis, CVB continues to outperform its competitors The Bank's focus on controlling expenses is ongoing, the Bank had an efficiency ratio of 61.3% for the quarter ended 6/30/2009 CVB has never reported an annual loss in over thirty years The Bank continues to pay a dividend of 8.5 cents per quarter, yielding 5.5% Note: Peers = Nationwide public banks with assets between $3-$10 billion, peer data as of 3/31/09 Source: Q2 2009 earnings release & company filings 1.76% Pre-Tax Pre-Provision ROA (%)

22 Peer Profitability Metrics Source: Q2 2009 earnings release & company reports, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 3/31/09

23 Peer Capital Metrics Source: Q2 2009 earnings release & company reports, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 3/31/09 PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock Pro Forma capital raise

24 Securities Portfolio Source: Q2 2009 earnings release. As of 6/30/2009 securities held-to-maturity were valued at approximately $6.3 million Yield on securities represents the fully taxable equivalent Securities Available For Sale Securities portfolio totaled $2.3 billion at the end of the second quarter, 2009. During the first six months of 2009, the Bank sold certain short maturity securities and recognized a gain on sale of $21.5 million. The portfolio represents 38.5% of the Bank's total earning assets Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. Ninety-six percent of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent approximately only 6.30% of the municipal bond portfolio Government Agency & GSE s 0.95% MBS 37.67% CMO's / REMIC's 32.43% Municipal Bonds 28.95% Yield on securities portfolio: 5.04%

Investment Portfolio: $2.3 Billion --Mark to Market-- Dec - 07 Mar - 08 June - 08 $7,120 $39,023 ($10,100) $47,439 $42,197 June - 09

26 Why Invest in CVB Financial? Organic 5 New Commercial Banking Teams One Specialty Banking Team Total New Deposits of $350 Million in last 12 Months Acquisitions Government Assisted "Good Banks" Trust/Wealth Management

27 Why Invest in CVB Financial? Strong capital base coupled with an intense focus on credit quality Quality core deposit franchise Well-positioned to expand business Relationships Senior talent Acquisitions Diminished local competition Board and management aligned with shareholders' interests Attractive long term growth markets Consistent historical dividend payments (current yield 5.5%)

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